EXHIBIT 9(b)


                               COPY OF THE

                           ASSIGNMENT AGREEMENT

                                  TO THE

                         TRANSFER AGENT AGREEMENT

                           ASSIGNMENT AGREEMENT


   This Agreement is entered into as of January 5, 1998 by and among Greenspring Fund, Incorporated (the "Fund"), Rodney Square Management Corporation ("RSMC") and PFPC Inc. ("PFPC").

   WHEREAS, the Fund and RSMC entered into a Transfer Agent
Agreement (the "Fund Agreement") as of October 1, 1994 and amended as of September 30, 1997, pursuant to which RSMC provides certain services to the Fund as described therein;

   WHEREAS, RSMC and PFPC have reached an agreement pursuant to which RSMC will sell its mutual fund servicing business to PFPC;

   WHEREAS, RSMC wishes to assign its right, title and interest in and under the Fund Agreement and its duties and obligations under the Fund Agreement to PFPC, and such assignment is acceptable to the Fund;

   NOW THEREFORE, the parties hereto, in consideration of the premises and agreements contained herein, and intending to be legally bound hereby, agree as follows:

        1. Assignment. RSMC hereby assigns all of its right, title and interest in and under the Fund Agreement, and its duties and obligations under the Fund Agreement arising from the date hereof, to PFPC. PFPC hereby accepts such assignment.

        2. Acceptance by Fund. The Fund hereby accepts and agrees to the assignment described in Section 1 hereof.

        3. Fund Agreement. The Fund Agreement shall remain unchanged except as is consistent with the provisions hereof.

        4.   Governing Law.  This Agreement shall be
        governed by Delaware law, without regard to principles of conflicts of law.

        5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        6. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

        7. Further Actions. Each party agrees to perform such further acts and execute such further documents as may be necessary to effectuate the purposes hereof.


   IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the day and year first above written.

GREENSPRING FUND,                WILMINGTON TRUST COMPANY
INCORPORATED

By: ________________             By: ____________________


Title: _____________             Title: _________________


PFPC BANK, N.A.

By:  ________________

Title:  Chairman